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EXHIBIT 23.1

                                      KPMG
                            2000 McGill College Ave.
                                   Suite 1900
                              Montreal, QC, Canada
                                    H3A 3H8

The Board of Directors
NYMOX PHARMACEUTICAL CORPORATION
9900 Cavendish Blvd.
Suite 306
Saint-Laurent  QC  H4M 2V2

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

KPMG
Chartered Accountants

Montreal, Canada
February 25, 2000


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